Exhibit 10.1

Execution Version

FIRST AMENDMENT TO LOAN AND SERVICING AGREEMENT

This First Amendment to Loan and Servicing Agreement, dated as of September 26, 2023 (the “First Amendment”), is entered into among SPV FACILITY I LLC, a Delaware limited liability company (the “Borrower”), STEPSTONE PRIVATE CREDIT FUND LLC, a Delaware limited liability company (“Holdings”), MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY and MASSMUTUAL ASCEND LIFE INSURANCE COMPANY, as the Initial Lenders (collectively, the “First Amendment Lenders”) and MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, as the administrative agent (the “Administrative Agent”).

RECITALS

WHEREAS, the Borrower, Holdings, the First Amendment Lenders and the other Lenders from time to time party thereto, the Administrative Agent and MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, as the Facility Servicer, are party to that certain Loan and Servicing Agreement, dated as of April 3, 2023 (as amended, restated, supplemented or otherwise modified from time to time immediately prior to the effectiveness of this First Amendment, the “Existing Loan and Servicing Agreement”; the Existing Loan and Servicing Agreement, after giving effect to the effectiveness of this First Amendment, the “Loan and Servicing Agreement”);

WHEREAS, the Borrower has requested that the First Amendment Lenders agree to increase the amount of their Commitments and the Maximum Facility Amount, effective as of the First Amendment Effective Date (as defined herein), by an aggregate amount of $50,000,000, from $200,000,000 to $250,000,000 (the “Commitment Increase”);

WHEREAS, as of the date hereof, the First Amendment Lenders entirely constitute the Lenders under the Loan and Servicing Agreement;

WHEREAS, in accordance with Section 11.01 of the Existing Loan and Servicing Agreement, and on the terms and subject to the conditions set forth in this First Amendment, (i) the First Amendment Lenders are willing to consent to the Commitment Increase and (ii) the First Amendment Lenders, the Borrower and Holdings have agreed to the amendments and other transactions described herein;

NOW, THEREFORE, in consideration of the foregoing and in order to induce the parties hereto to enter into the transactions described herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the parties hereto hereby agrees as follows:

SECTION 1. INTERPRETATION.

(a) Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Loan and Servicing Agreement.

(b) Incorporation into Loan and Servicing Agreement. The Loan and Servicing Agreement and this First Amendment shall henceforth be read together and shall have the effect as if all the provisions of such agreements were contained in one instrument. Each reference to the Existing Loan and Servicing Agreement in any Transaction Document shall hereafter be construed as a reference to the Loan and Servicing Agreement (as defined herein).

(c) Headings. The headings used in this First Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of, and shall not affect the interpretation of, this First Amendment.

(d) Interpretation. This First Amendment shall be construed and interpreted in accordance with the rules of construction set forth in Article I of the Loan and Servicing Agreement.

SECTION 2. CONSENTs to loan and servicing agreement.

The First Amendment Lenders each hereby irrevocably consent to the Commitment Increase and the other terms of this First Amendment.

SECTION 3. AMENDMENTS TO LOAN AND SERVICING AGREEMENT.

On the First Amendment Effective Date (as defined herein), the Existing Loan and Servicing Agreement is hereby amended as follows:

(a) Section 1.01 of the Existing Loan and Servicing Agreement shall be amended by adding the following definitions alphabetically to such section:

“First Amendment” means that certain First Amendment to Loan and Servicing Agreement, dated as of the First Amendment Effective Date, among the Borrower, Holdings and Massachusetts Mutual Life Insurance Company and MassMutual Ascend Life Insurance Company, as the Initial Lenders.

“First Amendment Effective Date” means September 26, 2023.

(b) Section 1.01 of the Existing Loan and Servicing Agreement shall be amended by replacing the existing definition of ‘Commitment’ in its entirety with the following:

“Commitment” means, with respect to any Lender:

(a) during the Commitment Period:

(i) with respect to each Lender which is a Lender as at the Closing Date, such Lender’s share of the Maximum Facility Amount as such amount may be reduced pursuant to Section 2.04 or by reason of any assignment by such Lender, and as increased pursuant to the First Amendment, and

(ii) with respect to any other Lender, the amount set forth as such Lender’s “Commitment” on the Assignment and Assumption Agreement relating to such Lender, as such amount may be reduced pursuant to Section 2.04 or by reason of any assignment by such Lender, and

(b) after the end of the Commitment Period, such Lender’s Pro Rata Share of the aggregate Advances Outstanding on the last day of the Commitment Period. The Commitment of each Initial Lender is set forth opposite the name of such Lender on Annex I.

(c) Section 1.01 of the Existing Loan and Servicing Agreement shall be amended by replacing the existing definition of ‘Maximum Facility Amount’ in its entirety with the following:

“Maximum Facility Amount” means, at any time, an amount equal to the aggregate Commitments of the Lenders at such time, as may be decreased in accordance with Section 2.04. The Maximum Facility Amount on the (i) Closing Date is $200,000,000 and (ii) First Amendment Effective Date is $250,000,000.

(d) Annex I (Initial Lenders and Commitments) to the Existing Loan and Servicing Agreement shall be amended by replacing the existing Annex I in its entirety with the form attached as Annex I hereto.

(e) Section 2.09(b) of the Existing Loan and Servicing Agreement shall be amended by replacing the existing reference to ‘Loan Parties’ in its entirety with “Borrower and Holdings”.

(f) Section 11.02 of the Existing Loan and Servicing Agreement shall be amended by replacing the existing reference to ‘other Loan Parties’ in its entirety with “Borrower and/or Holdings (as applicable)”.

SECTION 4. CONDITIONS PRECEDENT.

This First Amendment shall become effective as of the date first written above when, and only when, each of the following conditions precedent shall have been satisfied or waived (such date, the “First Amendment Effective Date”) by the First Amendment Lenders:

(a) the Administrative Agent and the First Amendment Lenders shall have received a counterpart of this First Amendment, duly executed by each of the parties hereto;

(b) the Administrative Agent and the First Amendment Lenders shall have received a certificate of an officer of the Borrower, dated as of the First Amendment Effective Date, (A) certifying that (i) the names and true signatures of the incumbent officers of the Borrower authorized to sign on behalf of the Borrower this First Amendment, each of the other Transaction Documents and each of the documents delivered under this First Amendment (collectively, the “First Amendment Documents”) to which it is a party to which it is a party were delivered as of the Closing Date, or are attached thereto, as applicable (on which certificate the Administrative Agent and the Lenders may conclusively rely until such time as the First Amendment Lenders have received from the Borrower a revised certificate meeting the requirements of this paragraph (b)(i)), (ii) true and complete copies of the Organizational Documents of the Borrower were delivered as of the Closing Date, or are attached thereto, as applicable, no such Organizational Documents have been amended, modified or supplemented and are in full force and effect as of the First Amendment Effective Date, (iii) the authorization document of the managing member approving and authorizing the execution, delivery and performance by such Person of this First Amendment and the other Transaction Documents to which it is a party and (iv) a good standing certificate, dated as of a recent date for the Borrower issued by the Secretary of State of Delaware is attached thereto and (B) confirming the accuracy of the matters set forth in Section 4(f) (solely with respect to Sections 4.01 and 4.02 of the Existing Loan and Servicing Agreement) and Section 4(g) hereof;

(c) the Administrative Agent and the First Amendment Lenders shall have received a certificate of an officer of Holdings, dated as of the First Amendment Effective Date, (A) certifying that (i) the names and true signatures of the incumbent officers of the Holdings authorized to sign on behalf of Holdings this First Amendment and each of the other First Amendment Documents to which it is a party were delivered as of the Closing Date, or are attached thereto, as applicable (on which certificate the Administrative Agent and the Lenders may conclusively rely until such time as the First Amendment Lenders have received from Holdings a revised certificate meeting the requirements of this paragraph (c)(i)), (ii) true and complete copies of the Organizational Documents of Holdings were delivered as of the Closing Date, or are attached thereto, as applicable, no such Organizational Documents have been amended, modified or supplemented and are in full force and effect as of the First Amendment Effective Date, (iii) the authorization document of the managing member approving and authorizing the execution, delivery and performance by such Person of this First Amendment and the other Transaction Documents to which it is a party and (iv) a good standing certificate, dated as of a recent date for Holdings issued by the Secretary of State of Delaware is attached thereto and (B) confirming the accuracy of the matters set forth in Section 4(f) (solely with respect to Section 4.05 of the Existing Loan and Servicing Agreement) and Section 4(g) hereof;

(d) one or more favorable and customary opinions reasonably acceptable to the Administrative Agent and the First Amendment Lenders, addressed to the Administrative Agent, the Facility Servicer and the Lenders;

(e) the Borrower shall have obtained an investment grade Debt Rating on the Maximum Facility Amount, as increased by the Commitment Increase, and the Administrative Agent and the First Amendment Lenders shall have a received a copy of the rating letter issued in connection therewith;

(f) no event has occurred which constitutes an Event of Default or an Unmatured Event of Default, in each case, which has not been previously disclosed to the Administrative Agent in writing, and no Event of Default or Unmatured Event of Default shall have occurred and be continuing on the First Amendment Effective Date, or immediately after giving effect to the amendments contemplated herein;

(g) the representations contained in Sections 4.01, 4.02 and 4.05 of the Existing Loan and Servicing Agreement are true and correct in all material respects (except that any representation qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects as so qualified) before and after giving effect to the amendments contemplated herein, on and as of such day as though made on and as of such date (or, in the case of any such representation expressly stated to have been made as of a specific date, as of such specific date); and

(h) the Administrative Agent and the First Amendment Lenders shall have received all other fees and all reimbursements of costs or expenses, including, without limitation, (i) any fees required under the Fee Letters and (ii) the fees and disbursements of Cadwalader, Wickersham & Taft, LLP in each case due and payable under any Transaction Document (including this First Amendment) on or before the First Amendment Effective Date.

SECTION 5. REPRESENTATIONS AND WARRANTIES

To induce the other parties hereto to enter into this First Amendment, the Borrower and Holdings each represents and warrants to the Secured Parties that, as of the First Amendment Effective Date, both before and after giving effect to this First Amendment and the transactions contemplated hereby:

(a) It, (i) has the power, authority and legal right to (A) execute and deliver this First Amendment and each of the other First Amendment Documents to which it is a party and (B) perform and carry out the terms of this First Amendment and the other First Amendment Documents and the transactions contemplated thereby, and (ii) has taken all necessary action to authorize the execution, delivery and performance of this First Amendment and each of the other First Amendment Documents to which it is a party.

(b) The First Amendment and each of the other First Amendment Documents to which it is a party hereunder (i) has been duly executed and delivered by it and (ii) constitutes its legal, valid and binding obligations, except as the enforceability hereof may be limited by Bankruptcy Laws and by general principles of equity.

(c) No consent of any other party and no consent, license, approval or authorization of, or registration or declaration with, any Governmental Authority, bureau or agency is required in connection with the execution, delivery or performance by it of the First Amendment or any of the First Amendment Documents or the validity or enforceability of the First Amendment or any of the First Amendment Documents, other than such as have been met or obtained and are in full force and effect.

(d) The execution, delivery and performance by it of this First Amendment and of the First Amendment Documents to which it is a party will not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, its Organizational Documents, (ii) result in the creation or imposition of any Lien on the Collateral other than Permitted Liens, (iii) violate any Applicable Law in any material respect, or (iv) violate, in any material respect, any material contract or other material agreement to which it is a party or by which any property or assets of it may be bound.

SECTION 6. REAFFIRMATIONS

(a) Each of the Borrower and Holdings (i) acknowledges and consents to all of the terms and conditions of this First Amendment and (ii) affirms all of its obligations under the Loan and Servicing Agreement and the other Transaction Documents to which it is a party.

(b) Each of the Borrower and Holdings (i) affirms the validity and enforceability of each of the Liens and security interests heretofore granted in or pursuant to the Transaction Documents as collateral security for the Obligations under the Transaction Documents in accordance with their respective terms and (ii) acknowledges that all of such Liens and security interests, and all Collateral and Pledged Equity heretofore pledged as security for such Obligations, continues to be and remains Collateral and Pledged Equity pledged as security for such Obligations from and after the date hereof.

SECTION 7. MISCELLANEOUS

(a) As of the First Amendment Effective Date, each reference in the Loan and Servicing Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Transaction Documents to the Loan and Servicing Agreement (including, without limitation, by means of words like “thereunder,” “thereof” and words of like import), shall mean and be a reference to the Loan and Servicing Agreement as amended by this First Amendment.

(b) Except as expressly amended hereby, all of the terms and provisions of the Existing Loan and Servicing Agreement and all other Transaction Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this First Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any party under the Loan and Servicing Agreement, or any other Transaction Document, or constitute a waiver or amendment of any other provision of the Loan and Servicing Agreement or any other Transaction Document (as amended hereby) except as and to the extent expressly set forth herein.

(d) Section headings contained in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First for any other purposes.

(e) The provisions of Section 11.06, Section 11.09 and Section 11.10 of the Loan and Servicing Agreement are hereby incorporated into this First Amendment as if fully set forth herein, mutatis mutandis.

(f) This First Amendment and each of the other First Amendment Documents is a Transaction Document, including for the purposes of Section 11.09 of the Loan and Servicing Agreement, and together with the other Transaction Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective officers and members thereunto duly authorized, as of the date indicated above.

Borrower:

SPV FACILITY I LLC,
as Borrower

By:	/s/ Joseph Cambareri
	Name:	Joseph Cambareri
	Title:	CFO

[Signature Page to First Amendment to Loan and Servicing Agreement]

Holdings:

STEPSTONE PRIVATE CREDIT FUND LLC,
as Holdings

By:	/s/ Joseph Cambareri
	Name:	Joseph Cambareri
	Title:	CFO

[Signature Page to First Amendment to Loan and Servicing Agreement]

First Amendment Lender:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,
in its capacity as Initial Lender

By:	/s/ Andrew C. Dickey
	Name:	Andrew C. Dickey
	Title:	Head of Alternative and Private Equity

[Signature Page to First Amendment to Loan and Servicing Agreement]

First Amendment Lender:

MASSMUTUAL ASCEND LIFE INSURANCE COMPANY,
in its capacity as Initial Lender

By:	/s/ Kelly Kowalski
	Name:	Kelly Kowalski
	Title:	Vice President

[Signature Page to First Amendment to Loan and Servicing Agreement]

Administrative Agent:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,
in its capacity as Administrative Agent

By:	/s/ Andrew C. Dickey
	Name:	Andrew C. Dickey
	Title:	Head of Alternative and Private Equity

[Signature Page to First Amendment to Loan and Servicing Agreement]

ANNEX I

INITIAL LENDERS AND COMMITMENTS

Closing Date

Initial Lender	Percentage	Commitment
MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY	90%	$180,000,000
MASSMUTUAL ASCEND LIFE INSURANCE COMPANY	10%	$20,000,000
Total	100%	$200,000,000

First Amendment Effective Date

Initial Lender	Percentage	Commitment
MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY	90%	$225,000,000
MASSMUTUAL ASCEND LIFE INSURANCE COMPANY	10%	$25,000,000
Total	100%	$250,000,000